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                                                                   EXHIBIT 11(c)

                        INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Post-Effective Amendment No. 38 to the Registration Statement (1933 Act File No. 33-1121) of Eaton Vance Investment Trust on behalf of EV Traditional California Limited Maturity Municipals Fund, EV Traditional Connecticut Limited Maturity Municipals Fund, EV Traditional Florida Limited Maturity Municipals Fund, EV Traditional Michigan Limited Maturity Municipals Fund, EV Traditional New Jersey Limited Maturity Municipals Fund, EV Traditional New York Limited Maturity Municipals Fund and EV Traditional Ohio Limited Maturity Municipals Fund of our report dated May 2, 1997, relating to EV Traditional California Limited Maturity Municipals Fund, EV Traditional Connecticut Limited Maturity Municipals Fund, EV Traditional Florida Limited Maturity Municipals Fund, EV Traditional Michigan Limited Maturity Municipals Fund, EV Traditional New Jersey Limited Maturity Municipals Fund, EV Traditional New York Limited Maturity Municipals Fund, EV Traditional Ohio Limited Maturity Municipals Fund and our report dated May 2, 1997, relating to California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio and Ohio Limited Maturity Municipals Portfolio which reports are incorporated by reference in the Statement of Additional Information, which is a part of such Registration Statement. We also consent to the references to us under the heading "The Funds" Financial Highlights" appearing in the Prospectus and under the heading "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

                                    /s/ DELOITTE & TOUCHE LLP
                                        --------------------------------------
                                        DELOITTE & TOUCHE LLP
July 21, 1997
Boston, Massachusetts